EXHIBIT 10.31


                     SECOND AMENDMENT TO SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this "Amendment") dated as of November 13, 1998 is made between Apria Healthcare Group Inc., Apria Healthcare, Inc., ApriaCare Management Systems, Inc., Apria Number Two, Inc., Apria Healthcare of New York State, Inc. (collectively, the "Obligors") and Bank of America National Trust and Savings Association, as Administrative and Collateral Agent for the Banks (as defined below) (the "Agent").

                                    RECITALS

     I. The Obligors, the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement dated as of August 9, 1996, as amended by the First Amendment to Credit Agreement, dated as of April 22, 1997, the Second Amendment to Credit Amendment, dated as of August 8, 1997, the Third Amendment to Credit Agreement and Waiver, dated as of January 30, 1998, the Fourth Amendment to Credit Agreement and Waiver, dated as of March 13, 1998, and the Fifth Amendment to Credit Agreement and Waiver, dated as of April 15, 1998 (as so amended, the "Existing Credit Agreement") pursuant to which the Banks extended certain credit to the Obligors.

     II. The Obligors and the Administrative and Collateral Agent are parties to the Security Agreement, dated as of March 13, 1998 (the "Security Agreement") pursuant to which the Obligors granted the Administrative and Collateral Agent a security interest in certain assets of the Obligors to secure the Obligors' obligations under the Existing Credit Agreement.

     III. At the request of the Obligors, the Administrative and Collateral Agent, the Banks and the Obligors have entered into an Amended and Restated Credit Agreement, dated of even date herewith (the "Credit Agreement") pursuant to which the parties have restructured the terms of the Existing Credit Agreement.

     IV.  The  Security  Agreement   currently  grants  the  Administrative  and
Collateral Agent a security interest in the Obligor's receivables.

     V. As a condition precedent to the Banks entering into the Credit Agreement, the Obligors have agreed to amend the Security Agreement to grant the Administrative and Collateral Agent a security interest in the Obligors' operating accounts, deposit accounts and investment accounts into which the Obligors' receivables are deposited.

                                    AGREEMENT

     In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1.  Amendment to Section  1.01.  Section 1.01 of the Security  Agreement is
hereby   amended  to  include  the  following  new  definition  in  its  correct alphabetical order:

     "Securities Account Control Agreement" shall mean the Securities Account Control Agreement, dated as of November 13, 1998 between the Obligors, the Administrative and Collateral Agent and Bank of America NT & SA as the securities intermediary..

     2. Amendment to Section 2.01. Section 2.01 of the Security Agreement is hereby amended by (a) deleting the "and" at the end of paragraph "(i)", (b) relettering the current paragraph "(j)" to paragraph "(k)" and (c), adding the following new paragraph "(j)":

     (j) all investment property, security entitlements, cash, deposit accounts and investment accounts of such Obligor, including but not limited to the Securities Accounts (as defined in the Securities Account Control Agreement) and the investment accounts described on Annex 6; and

     3. Representations. Each of the Obligors represents and warrants to the Administrative and Collateral Agent that it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     4. Conditions Precedent. The effectiveness of this Amendment is subject to the following:

     (a) the effectiveness of the Credit Agreement; and

     (b) the receipt by the Administrative and Collateral Agent of this Amendment, duly executed and delivered by each of the Obligors.

     5. Reference to and Effect on the Security Agreement.

     (a) Except as specifically amended by this Amendment, the Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (b) This Amendment shall be construed as one with the Security Agreement and the Security Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     6. Entire Agreement. This Amendment, together with the Security Agreement and the other documents referred to herein, or executed in connection with, the Security Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

     7. Expenses. The Obligors shall reimburse the Administrative and Collateral Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel and other consultants for the Administrative and Collateral Agent) incurred by the Administrative and Collateral Agent in connection with the preparation, performance or enforcement of this Amendment.

     8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

     9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

     11. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

     12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


                  IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                   APRIA HEALTHCARE GROUP INC.
                                   APRIA HEALTHCARE, INC.
                                   APRIACARE MANAGEMENT SYSTEMS, INC.
                                   APRIA NUMBER TWO, INC.
                                   APRIA HEALTHCARE OF NEW YORK STATE, INC.


                                   By:
                                      ---------------------------------------
                                      Name: Phillip Carter
                                      Title: Chief Financial Officer



                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION,
                                    as Administrative and Collateral Agent


                                    By:
                                       ---------------------------------------
                                       Name: Christine Cordi
                                       Title: Vice President

                                                                 ANNEX 6


1. Bank of America National Trust and Savings Association Account Number 781-1002625 in the name of Apria Healthcare Group, Inc.

2. Bank of America National Trust and Savings Association Account Number 201982001 in the name of Apria Healthcare, Inc.

3. Provident Fund Processing Company Account Number 480-895871 in the name of Apria Healthcare, Inc.